Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt
18.	Debt

Debt consists of the following (dollars in thousands):

	December 31, 2013		December 31, 2012
	Amortized Cost	Weighted- Average Stated Interest Rate(1)	Amortized Cost	Weighted- Average Stated Interest Rate(1)
2013 Term Loan (unpaid principal balance of $1,500,000 at December 31, 2013)	$1,477,044	4.75%	$—	—
2012 Term Loan (unpaid principal balance of $691,250 at December 31, 2012)	—	—	679,598	5.75%
Senior Notes (unpaid principal balance of $575,000 at December 31, 2013)	575,000	7.875%	—	—
Convertible Notes (unpaid principal balance of $290,000 at December 31, 2013 and 2012)	215,935	4.50%	207,135	4.50%
Master repurchase agreements	1,085,563	2.85%	255,385	4.26%
Other	4,106	—	4,131	—

Total debt	$3,357,648		$1,146,249

(1)	Represents the weighted-average stated interest rate, which may be different from the effective rate due to the amortization of discounts and issuance costs.

For the years ended December 31, 2013 and 2012, the effective interest rate on debt, which includes the amortization of discounts and debt issuance costs, was 5.90% and 10.34%, respectively. The decline in effective interest rate is due primarily to lower cost of debt resulting from debt transactions, including the repayment and termination of the Company’s 12.5% second lien senior secured term loan, refinancing of the secured credit facilities and issuance of convertible senior subordinated notes, during the years ended December 31, 2013 and 2012 discussed below.

The following table provides the contractual maturities (by unpaid principal balance) of debt at December 31, 2013 (in thousands):

Debt
2014	$1,102,814
2015	16,443
2016	15,412
2017	15,000
2018	15,000
Thereafter	2,290,000

Total	$3,454,669

Term Loans and Revolver

In October 2012, the Company repaid and terminated its $265 million second lien senior secured term loan, or the 2011 Second Lien Term Loan, with funds obtained through the sale of $290 million aggregate principal amount of 4.50% convertible senior subordinated notes, or the Convertible Notes. Refer to further discussion in the Convertible Notes section below. In November 2012, the Company refinanced its $500 million first lien senior secured term loan, or the 2011 First Lien Term Loan, with a $700 million senior term loan facility, or the 2012 Term Loan, and refinanced its $90 million revolver with a $125 million senior secured revolving credit facility, or the 2012 Revolver. For the year ended December 31, 2012, the Company recorded $14.3 million in deferred debt issuance costs associated with the issuance of the 2012 Term Loan and 2012 Revolver. Original issue discounts associated with the 2012 Term Loan of $11.7 million were included as a reduction to the face amount of debt on the consolidated balance sheet at December 31, 2012.

The Company entered into several amendments to its 2012 Term Loan during the year ended December 31, 2013. These amendments provided for, among other things, an increase to certain financial ratios that govern the Company’s ability to incur additional indebtedness and incremental secured term loans of $1,075 million in the aggregate. In conjunction with these incremental borrowings, the Company recorded $6.4 million in general and administrative expenses and $5.4 million in deferred debt issuance costs for the year ended December 31, 2013.

In December 2013, the Company refinanced its 2012 Term Loan with a $1.5 billion senior secured first lien term loan, or the 2013 Term Loan, and refinanced its 2012 Revolver with a $125 million secured revolving credit facility, or the 2013 Revolver, collectively, the 2013 Secured Credit Facilities. Original issue discounts associated with the 2013 Secured Credit Facilities of $23.0 million were included as a reduction to the face amount of debt on the consolidated balance sheet at December 31, 2013. The Company’s obligations under the 2013 Secured Credit Facilities are guaranteed by substantially all of the Company’s subsidiaries and secured by substantially all of the Company’s assets and substantially all assets of the guarantor subsidiaries subject to certain exceptions, the most significant of which are the assets of the consolidated Residual and Non-Residual Trusts and the residential loans and real estate owned of the Ginnie Mae securitization pools. Refer to the Consolidated Variable Interest Entities section of Note 4 for additional information.

The terms of the 2013 Secured Credit Facilities are summarized in the table below.

Debt Agreement	Interest Rate	Amortization	Maturity/Expiration
$1.5 billion 2013 Term Loan	LIBOR plus 3.75% LIBOR floor of 1.00%	1.00% per annum beginning 1st quarter of 2014; remainder at final maturity	December 18, 2020
$125 million 2013 Revolver	LIBOR plus 3.75%	Bullet payment at maturity	December 19, 2018

The capacity under the 2013 Revolver allows requests for the issuance of LOCs of up to $25 million or total cash borrowings of up to $125 million less any amounts outstanding in issued LOCs. During the year ended December 31, 2013, there were no borrowings or repayments under the revolvers. At December 31, 2013, the Company had outstanding $0.3 million in an issued LOC with remaining availability under the 2013 Revolver of $124.7 million. The commitment fee on the unused portion of the 2013 Revolver is 0.50% per year.

The Company completed an analysis to determine whether the refinancing of its 2011 First Lien Term Loan in 2012 and the refinancing of its 2012 Term Loan in 2013 met the criteria to be accounted for as a modification or an extinguishment under current accounting guidance. The 2011 First Lien Term Loan and the 2012 Term Loan were comprised of a syndicate of lenders, and the analyses required the comparison of debt cash flows on a lender-by-lender basis under each loan prior to and subsequent to the refinancing. The cash flow comparisons were completed only for those lenders participating in the syndication both prior and subsequent to each refinancing and resulted in treatment of each refinancing partially as a modification, and partially as an extinguishment. Those lenders participating in the syndication prior to, but not subsequent to, each refinancing were treated as extinguished debt. Those lenders participating in the syndication subsequent to, but not prior to, each refinancing were treated as new borrowings. The Company recognized a loss on extinguishment of $12.5 million related to the 2012 Term Loan and $5.2 million related to the 2011 First Lien Term Loan and for the years ended December 31, 2013 and 2012, respectively.

Senior Notes

In December 2013, the Company completed the sale of $575 million aggregate principal amount of unsecured senior notes, or the Senior Notes. The Senior Notes pay interest semi-annually on June 15 and December 15, commencing on June 15, 2014, at a rate of 7.875% per year, and mature on December 15, 2021.

During the year ended December 31, 2013, the Company generated net proceeds of $561.3 million from the Senior Notes after deducting underwriting discounts, commissions, and offering expenses. The Company used the net proceeds from the Senior Notes, together with borrowings under its 2013 Term Loan, to finance the acquisition of MSRs, to repay indebtedness outstanding under its previously existing 2012 Term Loan, to pay related fees and expenses and for general corporate purposes.

Convertible Notes

In October 2012, the Company completed the sale of $290 million aggregate principal amount of 4.50% convertible senior subordinated notes, or the Convertible Notes. The Convertible Notes pay interest semi-annually on May 1 and November 1, commencing on May 1, 2013, at a rate of 4.50% per year, and mature on November 1, 2019.

Prior to May 1, 2019, the Convertible Notes will be convertible only upon specified events including the satisfaction of a sales price condition, satisfaction of a trading price condition or specified corporate events and during specified periods, and, on or after May 1, 2019, at any time. The Convertible Notes will initially be convertible at a conversion rate of 17.0068 shares of the Company’s common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $58.80 per share, which is a 40% premium to the public offering price of the Company’s common stock in the October 2012 common stock offering of $42.00. Upon conversion, the Company may pay or deliver, at its option, cash, shares of the Company’s common stock, or a combination of cash and shares of common stock. It is the Company’s intent to settle all conversions through combination settlement, which involves repayment of an amount of cash equal to the principal amount and any excess of conversion value over the principal amount in shares of common stock.

For the year ended December 31, 2012, the Company generated net proceeds of approximately $280.4 million from the Convertible Notes after deducting underwriting discounts, commissions, and offering expenses. The Company used the net proceeds from the Convertible Notes, together with cash on hand, to repay and terminate $265.0 million outstanding under the 2011 Second Lien Term Loan and pay certain fees, expenses, and premiums in connection therewith. The Company recognized a loss on extinguishment of the 2011 Second Lien Term Loan of $43.4 million for the year ended December 31, 2012.

The Company recognized the portion of the value of the Convertible Notes attributable to the embedded conversion option as equity. Upon issuance of the Convertible Notes, the Company recorded $290.0 million in debt with a discount of $84.5 million, a deferred tax liability of $33.0 million, and $48.7 million in additional paid-in capital, net of issuance costs of $2.7 million. In addition, the Company recognized debt issuance costs of $6.8 million. During the years ended December 31, 2013 and 2012, the Company recorded $22.4 million and $4.2 million, respectively, in interest expense related to its Convertible Notes, which included $8.8 million and $1.6 million in amortization of discount, respectively. The effective interest rate of the liability component of the Convertible Notes, which includes the amortization of discount and debt issuance costs, was 10.6% for the years ended December 31, 2013 and 2012. At December 31, 2013, the unamortized discount was $74.1 million, which will be recognized over its remaining life of 5.8 years.

Master Repurchase Agreements

During 2012 and 2013, the Company entered into several master repurchase agreements, primarily in conjunction with its acquisitions, which are used to fund the origination of forward loans and reverse loans. The facilities had an aggregate capacity amount of $2.3 billion at December 31, 2013 and are secured by certain forward loans and reverse loans. The interest rates on the facilities are primarily based on LIBOR plus between 2.25% and 3.50%, in some cases are subject to a LIBOR floor or other minimum rates, and have various expiration dates through September 2014. The facilities are secured by $1.1 billion in unpaid principal balance of residential loans at December 31, 2013.

All of the Company’s master repurchase agreements contain customary events of default and covenants, the most significant of which are financial covenants. Financial covenants most sensitive to the Company’s operating results and financial position are minimum tangible net worth requirements, indebtedness to tangible net worth ratio requirements, and minimum liquidity and profitability requirements. As previously disclosed, at June 30, 2013, absent waivers received from certain of its counterparties, RMS would not have been in compliance with minimum profitability covenants contained in two of its master repurchase agreements due to RMS’ net loss during the three months ended June 30, 2013. During the third quarter of 2013, RMS amended certain master repurchase agreements to, among other things, change the definitions of net income to either provide for an alternative calculation of net income resulting in a higher profitability used in the minimum profitability covenant or to allow for a net loss within certain limitations. The amendments relating to the changes to the definition of net income were effective through December 2013. However, RMS was not in compliance with the amendments as of December 31, 2013, and as such, effective February 14, 2014, RMS obtained a waiver of compliance relating to one of its previously amended master repurchase agreements and an amendment of another previously amended master repurchase agreement. The waiver of compliance waived all rights and remedies that otherwise would have been available under the master repurchase agreement in the event of non-compliance by RMS and the amendment further increased the allowable net loss limitation. Both the waiver of compliance and the amendment are only for the test period ended December 31, 2013.

The amendments executed during the third quarter of 2013 also included a change to the definition of tangible net worth and, in one amendment, an increase in the required minimum tangible net worth. The changes to the definition of tangible net worth were not necessary in order for RMS to achieve covenant compliance but resulted in making the related minimum tangible net worth covenants less restrictive. Two of these agreements were renewed for another one year term. Having obtained the waiver of compliance and the amendment to the previously amended master repurchase agreement effective February 14, 2014, RMS was in compliance with all of its covenants at December 31, 2013.